UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2018. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

Total Investment Return

For the six-month period ended April 30, 2018, the total return to stockholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark in US dollar terms is as follows:

6-Month
NAV*	3.4%
Market Price*	4.0%
Tokyo Stock Price Index[1]	5.7%

*assuming the reinvestment of dividends and distributions

For more detailed information about Fund performance please see page 3 for the Report of the Investment Manager.

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

NAV and Share Price

	NAV	Market Price	Discount
04/30/2018	$10.14	$9.08	10.5%
10/31/2017	$10.30	$9.17	14.0%

Discount Management Program

Under the Fund’s Discount Management Program, the Fund’s Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2018, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

1          The Tokyo Stock Price Index (“TOPIX”) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indicies are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution, and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•                  Visit: cef.aberdeen-asset.us;

•                  Watch: www.aberdeen-asset.us /aam.nsf /usclosed / aberdeentv;

•                  Email: InvestorRelations@Aberdeenstandard.com; or

•                  Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

Alan Goodson
President

2	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Japanese equities rose during the six-month period ended April 30, 2018, despite several bouts of volatility. Investors were heartened by a synchronized global economic upturn that lifted corporate earnings, but gains were capped by concerns over a heightened pace of U.S. interest-rate hikes and the growing trade spat between the United States and China. Further weighing on the Japanese export sector was a strengthening yen, fueled by demand for safe-haven assets amid rising geopolitical tensions in the region and elsewhere.

Leading economic indicators in Japan pointed to the longest streak of expansion since 1989; however, inflation remained sluggish and wage growth was subdued. Japan’s government reappointed Bank of Japan Governor Haruhiko Kuroda to a second five-year term, marking the continuation of his accommodative policy. The central bank subsequently removed the time frame for inflation to reach 2%, signaling its recognition that monetary policy alone would not be sufficient to achieve the target. Business sentiment dipped for the first time in two years due to rising raw materials costs and an acute labor shortage.

In politics, cronyism scandals continued to plague the administration of Prime Minister Shinzo Abe and his approval ratings plummeted to the lowest level since he took office in 2012. However, in our view, Abe’s position remains largely intact, as there are few credible candidates within the ruling party to challenge his leadership, while the opposition appears fragmented and weak.

Fund performance review

The Fund returned 3.42% on a net asset value basis for the six-month period ended April 30, 2018, and underperformed the 5.66% return of its benchmark, the Tokyo Stock Price Index (TOPIX), largely due to stock-specific reasons. The Fund initially outperformed its benchmark for most of the reporting period, but underperformed at the end of the time frame. Investors were unnerved by normalization of monetary policy in major global markets and fears of a full-blown trade war between the U.S. and its major trading partners.

The Fund’s position in Suruga Bank Ltd. was a significant detractor from relative performance for the period. Shares of the company fell following revelations that it had extended mortgages based on fraudulent applications. We actively reduced the Fund’s exposure to Suruga Bank in April 2018 due to a lack of clarity on whether the bank was a victim or had knowingly participated in the fraud, but we maintained a relatively small position at that time before we are able to make a more informed decision regarding the company’s actions. Alongside the full-year 2017 results, which revealed a profit decline that was in line with our expectations, the company’s management made subsequent comments that several employees may have been aware of the falsification of borrowers’ financial books. This news worried us. At the financial level, we believe that Suruga Bank has made sufficient provisions for loans that are potentially at risk. However, after we learned that the company’s own employees had been supportive of fraudulent behavior, we decided that the bank’s level of governance, particularly with respect to ensuring proper oversight of loan application screening, did not meet our quality requirements. Consequently, we exited the Fund’s position in Suruga Bank shortly after the reporting period in May 2018.

The position in Japan Tobacco (JT) also weighed on the Fund’s relative performance due largely to a downturn in its domestic business. JT had encountered opportunity costs by not being able to supply sufficient volumes of PLOOMTECH, its vaporizer, to capture the shift in demand towards reduced-risk products, which comprise about 23% of the Japanese cigarette market. While JT retains the “lion’s share” of overall domestic cigarette sales, its market share in reduced-risk products is estimated to be at a mere 10%-12%. With PLOOMTECH, generally receiving better consumer reviews than those of its rivals, and with the company addressing its production issues, we believe that JT is in a good position to successfully penetrate this category and regain lost ground. In JT’s overseas cigarette operations, the company has been able to generate stable profit growth due to successful pricing initiatives in emerging and developed markets.

Shares of the Fund’s holding in Nabtesco Corp. declined due to investors’ profit-taking in the broader automation sector after a period of strong stock price performance. In our view, the industrial equipment maker’s fundamentals remain intact. We believe that the company’s technological edge in niche areas has allowed it to win market share, and it also has healthy finances and a good track record on cost controls.

The Fund’s holding in Shiseido Co. contributed to relative performance, as the cosmetics maker benefited from the rising wealth of China’s burgeoning middle class and their desire for premium products. The company posted solid earnings for its 2017 fiscal year attributable to its focused marketing strategy that emphasized prestige product lines. The holding in Pigeon Corp., a maker of baby and childcare products and maternity items, also bolstered the Fund’s relative performance. The company’s largest overseas business is in China, where its baby bottles generally are perceived to be of better quality than those of their local rivals. Another contributor to performance was diagnostic instruments manufacturer Sysmex Corp., which reported robust results over the reporting period as [investors took a positive view of

Aberdeen Japan Equity Fund, Inc.	3

Report of the Investment Manager (unaudited) (continued)

its clinical testing devices. With an ingrained research-and-development (R&D) culture, Sysmex Corp. has various projects in the pipeline, which we believe offer attractive long-term growth opportunities.

Regarding notable portfolio activity over the reporting period, we exited the Fund’s positions in several companies for which we believed that valuations were not reflective of their deteriorating fundamentals or our increasing concerns regarding the companies’ medium-term business outlooks. We subsequently employed the sales proceeds to initiate positions in companies that we believed had better prospects and more compelling earnings drivers.

We exited the Fund’s position in sporting goods retailer ASICS Corp., as its operating environment became increasingly challenging. We sold the Fund’s shares in Shimano Inc., a producer of bicycle components, fishing tackles, and rowing equipment, as the rising penetration of E-bikes and shared bikes present challenges to the company while valuations remained stretched, in our opinion. We also exited the holding in East Japan Railway Company in view of what we believed were better opportunities elsewhere. We initiated a position in leading toymaker Tomy Company Ltd., but felt compelled to reverse the decision almost immediately because our efforts to seek further clarification about the sudden resignation of the company’s president were rebuffed. We initially had been encouraged by Tomy Company’s restructuring efforts, led by the president and his bold decisions to improve profitability. He has extensive experience in various other consumer-related companies, including Coca-Cola in Japan. His resignation not long after our initiation took us by complete surprise.

Conversely, we initiated holdings in Start Today Co. Ltd., Yamaha Corp., Sanken Electric Co. Ltd., Pilot Corp., Misumi Group, and Coca-Cola Bottlers Japan Holdings Inc.

Start Today Co. is a leading e-commerce company in the fashion industry with a sizable user base and a broad range of brands. We like the company’s asset-light business model,1 which is based on commissions charged on each sale that Start Today Co.’s brands make through the company’s website. We are confident in Start Today Co.’s ability to continue growing both its user base and transaction volumes, while we believe that the rising penetration of e-commerce in the Japanese market could serve as a tailwind.

Yamaha Corp. has narrowed its business focus to only musical instruments, where it has a solid global market share, and audio equipment, given its competitive edge in sound-synthesis technology, after years of difficult restructuring. We anticipate that Yamaha Corp. should be in a good position to benefit from healthy market growth in developed and emerging markets, even as it continues to restructure its production facilities. Additionally, the company has been gradually unwinding its cross-shareholdings2 and returning the proceeds to shareholders.

Sanken Electric Co. specializes in semiconductors used in appliances and autos. The company was successfully restructured under the leadership of President Takashi Wada after years of lackluster performance. We believe that the company is now poised to benefit from consumers’ upgrading of appliances in China and the tightening of regulations on auto emissions and fuel efficiency.

Pilot Corp. is a pen-maker known for its hit range of Frixion erasable ink pens. In our view, Pilot’s high-quality products differentiate it from low-cost rivals, especially overseas, where we believe there is room for growth in markets such as China and across Central and Eastern Europe. We like the company’s stable cash flow, and believe that margins are to benefit from production-cost reductions.

Misumi Group is a producer and distributor of industrial components. It offers shorter lead times for custom-made products, as part of a logistics-driven manufacturing process, with finishing factories close to customers. This has allowed it to outpace rivals in a fragmented market and underpins repeat orders and cross-selling opportunities for its standardised-components catalogue business.

Coca-Cola Bottlers Japan Holdings was formed from the merger between the country’s two largest bottlers last year. Boasting dynamic leadership experience at Coca-Cola companies across the world, the company introduced international best practices to its operations. This included streamlining its logistics footprint to increase profitability, while also prioritising shareholder returns.

Outlook

Looking ahead, we believe that steady domestic economic growth and positive changes at the corporate level in a bid to enhance governance, together with the broadening global upswing, should continue to support earnings. In our opinion, the near-term boost from the upcoming 2020 Summer Olympics in Tokyo, which has bolstered infrastructure investments, lifted consumer spending and added further momentum to inbound tourism, should be sustained by the government’s deep structural reform to address a shrinking workforce

1        In an asset-light business model, a company has relatively few capital assets compared to its operations.

2        Cross-shareholding refers to a publicly traded corporation owning stock in another publicly traded company.

4	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

and muted wage growth. We believe that this bodes well for the Japanese market and in particular, the Fund’s consumer-related holdings. Meanwhile, technology names appear to be well-placed to benefit from rising trends of factory automation, artificial intelligence, and electrification. While we remain cognizant of protectionism and geopolitical tensions, as well as other key short-term risks, including major central banks’ policy missteps, we maintain our view that the global economy is firm and earnings for Japanese companies are in an expansionary phase. We believe that our disciplined investment approach, which comprises rigorous interaction and engagement with companies, will allow us to identify those businesses with solid long-term prospects and progressive management that will shield them against market volatility and safeguard the interests of all shareholders.

Aberdeen Asset Management Asia Limited

Aberdeen Japan Equity Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund total investment return compared to the TOPIX, the Fund’s benchmark, for the the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2018.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.4%	16.7%	8.4%	10.3%	4.6%
Market Price	4.0%	16.5%	8.3%	10.0%	4.2%
TOPIX Index	5.7%	20.7%	9.2%	8.5%	4.4%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The net annualized operating expense ratio based on the six-month period ended April 30, 2018 was 0.80%.

6	Aberdeen Japan Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2018:

Name of Security	As a Percentage of Net Assets
Shin-Etsu Chemical Co. Ltd.	5.4%
Keyence Corp.	4.8%
Shiseido Co. Ltd.	3.8%
Sysmex Corp.	3.7%
Pigeon Corp.	3.7%
FANUC Corp.	3.6%
Amada Holdings Co. Ltd.	3.5%
Seven & i Holdings Co. Ltd.	3.4%
Nabtesco Corp.	3.2%
Yahoo Japan Corp.	3.1%

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of April 30, 2018, the Fund held 98.8% of its net assets in equities, 0.1% in a short-term investment and 1.1% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets	As a Percentage of TOPIX Index
Consumer Staples	19.2%	11.5%
Industrials	18.7%	23.8%
Consumer Discretionary	14.3%	23.7%
Information Technology	12.4%	5.5%
Health Care	11.3%	6.4%
Materials	9.9%	6.6%
Financials	6.9%	14.8%
Real Estate	3.5%	0.0%
Telecommunication Services	2.6%	4.8%
Utilities	0.0%	2.9%
Short-Term Investment	0.1%	0.00%
Other Assets in Excess of Liabilities	1.1%	0.00%
	100.0%	100.0%

Aberdeen Japan Equity Fund, Inc.	7

Portfolio of Investments (unaudited)

As of April 30, 2018

	Shares	Value

LONG-TERM INVESTMENTS (98.8%)(a)
COMMON STOCKS (98.8%)
JAPAN (98.8%)
Consumer Discretionary (14.3%)
Denso Corp.	63,700	$ 3,349,782
Honda Motor Co. Ltd.	71,300	2,451,717
Nitori Holdings Co. Ltd.	13,700	2,310,296
Resorttrust, Inc.	62,100	1,285,889
Stanley Electric Co. Ltd.	88,900	3,212,785
Start Today Co. Ltd.	43,600	1,258,904
Toyota Motor Corp.	26,600	1,744,224
USS Co. Ltd.	94,200	1,978,231
Yamaha Corp.	37,900	1,828,784

		19,420,612

Consumer Staples (19.2%)
Ain Holdings, Inc.	28,300	1,884,863
Calbee, Inc.	19,800	666,765
Coca-Cola Bottlers Japan Holdings, Inc.	45,600	1,961,230
Japan Tobacco, Inc.	97,300	2,615,540
Mandom Corp.	50,000	1,802,513
Pigeon Corp.	105,600	4,949,898
San-A Co. Ltd.	43,500	2,319,681
Seven & i Holdings Co. Ltd.	105,400	4,644,006
Shiseido Co. Ltd.	80,200	5,203,456

		26,047,952

Financials (6.9%)
AEON Financial Service Co. Ltd.	108,400	2,539,172
Concordia Financial Group Ltd.	273,300	1,588,895
Japan Exchange Group, Inc.	196,800	3,644,553
Suruga Bank Ltd.	118,000	1,598,479

		9,371,099

Health Care (11.3%)
Asahi Intecc Co. Ltd.	85,500	2,982,364
Chugai Pharmaceutical Co. Ltd.	66,500	3,507,169
Mani, Inc.	47,000	1,906,986
Shionogi & Co. Ltd.	35,600	1,829,544
Sysmex Corp.	57,300	5,061,725

		15,287,788

Industrials (18.7%)
Amada Holdings Co. Ltd.	399,200	4,792,112
Daikin Industries Ltd.	35,000	4,088,551
FANUC Corp.	22,600	4,841,156
Komatsu Ltd.	61,000	2,079,411
Makita Corp.	87,900	3,938,319
Nabtesco Corp.	118,800	4,284,010
Pilot Corp.	25,000	1,364,811

		25,388,370

8	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2018

	Shares	Value

LONG-TERM INVESTMENTS (continued)(a)
COMMON STOCKS (continued)
JAPAN (continued)
Information Technology (12.4%)
Keyence Corp.	10,700	$ 6,524,638
Renesas Electronics Corp.(b)	275,400	2,872,887
Sanken Electric Co. Ltd.	169,000	1,081,612
SCSK Corp.	50,300	2,152,643
Yahoo Japan Corp.	1,010,000	4,150,775

		16,782,555

Materials (9.9%)
Kansai Paint Co. Ltd.	93,400	2,098,673
Nippon Paint Holdings Co. Ltd.	98,800	4,032,939
Shin-Etsu Chemical Co. Ltd.	73,500	7,375,700

		13,507,312

Real Estate (3.5%)
Daibiru Corp.	166,500	1,985,259
Daito Trust Construction Co. Ltd.	16,600	2,769,958

		4,755,217

Telecommunication Services (2.6%)
KDDI Corp.	132,600	3,559,461

Total Common Stocks		134,120,366

Total Long-Term Investments—98.8% (cost $103,896,604)		134,120,366

Shares	Description	Value (US$)

SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
176,966	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28%(c)	176,966

	Total Short-Term Investment—0.1% (cost $176,966)	176,966

	Total Investments—98.9% (cost $104,073,570)(d)	134,297,332

	Other Assets in Excess of Liabilities—1.1%	1,475,213

	Net Assets—100.0%	$135,772,545

(a) All securities are fair valued. Fair values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded prices. See Note 2(a) of the accompanying Notes to Financial Statements.

(b) Non-Income Producing Security.

(c) Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.

(d) See Note 9 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statement of Assets and Liabilities (unaudited) As of April 30, 2018

Assets
Investments, at value (cost $103,896,604)	$134,120,366
Short-term investments, at value (cost $176,966)	176,966
Foreign currency, at value (cost $688,335)	683,163
Interest and dividends receivable	884,755
Receivable for investments sold	593,674
Tax reclaim receivable	508
Prepaid expenses and other assets	10,559
Total assets	136,469,991

Liabilities
Payable for investments purchased	551,113
Investment management fees payable (Note 3)	34,000
Administration fees payable (Note 3)	8,997
Investor relations fees payable (Note 3)	7,515
Director fees payable	3,580
Other accrued expenses	92,241
Total liabilities	697,446

Net Assets	$135,772,545

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 133,891
Paid-in capital in excess of par	100,194,622
Accumulated net investment income	591,188
Accumulated net realized gain from investments and foreign currency transactions	4,658,890
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	30,193,954
Net Assets	$135,772,545
Net asset value per share based on 13,389,072 shares issued and outstanding	$ 10.14

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Statement of Operations (unaudited) For the Six-Month Period Ended April 30, 2018

Net investment income:

Income
Dividends and other income (net of foreign withholding taxes of $126,887)	$ 1,141,993
Total Investment Income	1,141,993

Expenses:
Investment management fee (Note 3)	207,644
Directors’ fees and expenses	74,751
Administration fee (Note 3)	55,288
Insurance expense	36,064
Legal fees and expenses	32,232
Independent auditors’ fees and expenses	27,522
Investor relations fees and expenses (Note 3)	27,061
Reports to stockholders and proxy solicitation	26,090
Transfer agent’s fees and expenses	11,729
NYSE listing fee	11,033
Custodian’s fees and expenses	9,981
Miscellaneous	31,297
Net expenses	550,692

Net Investment Income	591,301

Net Realized/Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	4,583,107
Foreign currency transactions	75,906
4,659,013

Net change in unrealized appreciation/(depreciation) on:
Investments	(877,589)
Foreign currency translation	(22,979)
(900,568)
Net realized and unrealized gain from investments and foreign currency related transactions	3,758,445
Net Increase in Net Assets Resulting from Operations	$4,349,746

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2018 (unaudited)	For the Year Ended October 31, 2017

Increase/(decrease) in net assets from operations:

Operations:
Net investment income	$ 591,301	$ 964,765
Net realized gain from investment transactions	4,583,107	5,643,184
Net realized gain/(loss) from foreign currency transactions	75,906	(181,075)
Net change in unrealized appreciation/(depreciation) on investments	(877,589)	8,226,114
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(22,979)	23,047
Net increase in net assets resulting from operations	4,349,746	14,676,035

Distributions to stockholders from:
Net investment income	(782,729)	(1,193,149)
Net realized gains	(5,642,443)	(3,044,539)
Net decrease in net assets from distributions	(6,425,172)	(4,237,688)

Capital Share Transactions:
Reinvestment of dividends resulting in the issuance of 11,380 and 55,595 shares of common stock, respectively	108,102	425,851
Repurchase of common stock under the discount management policy (0 and 126,925), respectively	–	(988,771)
Change in net assets from capital stock transactions	108,102	(562,920)
Net increase/(decrease) in net assets	(1,967,324)	9,875,427

Net assets:
Beginning of period	137,739,869	127,864,442
End of period (including accumulated net investment income of $591,188 and $782,616, respectively)	$135,772,545	$137,739,869

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2018	For the Fiscal Years Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$10.30	$9.51	$8.69	$8.26	$7.55	$5.67
Net investment income	0.04	0.07	0.08	0.05	0.04	0.07
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.28	1.03	1.03	0.44	0.79	1.87
Total from investment operations	0.32	1.10	1.11	0.49	0.83	1.94
Distributions from:
Net investment income	(0.06)	(0.09)	(0.08)	(0.03)	(0.15)	(0.06)
Net realized gains	(0.42)	(0.23)	(0.23)	(0.04)	–	–
Total distributions	(0.48)	(0.32)	(0.31)	(0.07)	(0.15)	(0.06)

Capital Share Transactions:
Impact due to discount management policy	–	0.01	0.02	0.01	0.03	–
Net asset value, end of period	$10.14	$10.30	$9.51	$8.69	$8.26	$7.55
Market value, end of period	$9.08	$9.17	$8.18	$7.48	$7.36	$6.83

Total Investment Return Based on(b):
Market value	4.02%	16.73%	14.10%	2.67%	10.11%	38.11%
Net asset value	3.42%	12.78%	14.19%	6.28%	11.79%	34.63%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$135.8	$137.7	$127.9	$118.7	$113.7	$107.0
Average net assets (in millions)	$139.4	$124.4	$118.4	$117.9	$107.3	$97.9
Net operating expenses	0.80% (c)	0.86%	0.92%	0.96%	1.04%	1.08%
Net investment income	0.86% (c)	0.78%	0.86%	0.58%	0.47%	0.97%
Portfolio turnover	13%	22%	8%	10%	98%	100%

(a) Based on average shares outstanding.

(b) Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c) Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (unaudited)

April 30, 2018

1. Organization

Aberdeen Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level measurements to valuations based upon unobservable inputs that are significant to

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$134,120,366	$–	$134,120,366
Short-Term Investment	176,966	–	–	176,966
Total Investments	$176,966	$134,120,366	$–	$134,297,332

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2.

For the six-month period ended April 30, 2018, the security issued by Asahi Intecc Co. Ltd. transferred from Level 1 to Level 2 at the value of $2,982,364 because the security was valued without the application of a valuation factor at April 30, 2018.

For the six-month period ended April 30, 2018, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S.

federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at a rate of 10.0% on interest and dividends paid to the Fund by Japanese corporations.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the six-month period ended April 30, 2018, the Fund did not hold any repurchase agreements.

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the six-month period ended April 30, 2018, the Fund paid AAMAL $207,644. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the six-month period ended April 30, 2018, no such expenses were paid to the Manager.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an amended fee schedule under which AAMI receives a fee, payable quarterly by the Fund, at an annual rate of 0.08% of the value of the Fund’s average weekly net assets. During the six-month period ended April 30, 2018, AAMI earned $55,288 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2018, the Fund incurred investor relations fees of approximately $27,061. For the six-month period ended April 30, 2018, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2018, were $18,169,991 and $24,100,011, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2018, the Fund did not repurchase any pursuant to its Discount Management Program and reinvested 11,380 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2018, there were 13,389,072 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund’s Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2018, the Fund did not repurchase any shares.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase Stockholder value through the potential accretive impact of the purchases to the

Aberdeen Japan Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Industrial Sector Risk. To the extent that the industrials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Industrial companies are affected by supply and demand both for their specific products or services and for industrial sector products or services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

18	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2018

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$104,073,570	$33,452,759	$(3,228,997)	$30,223,762

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2018.

David Harmer, a Class II Director of the Fund, retired from the Board of Directors effective June 12, 2018. Following his resignation, the size of the Board was reduced to four Directors.

Aberdeen Japan Equity Fund, Inc.	19

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

20	Aberdeen Japan Equity Fund, Inc.

Corporate Information

Directors

Radhika Ajmera, Chair

Anthony Clark

Richard J. Herring

Rahn K. Porter

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President – Compliance

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Transfer Agent and Registrar

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Aberdeen Asset Management Asia Limited

The Financial Statements as of April 30, 2018 included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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INVESTORS

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Aberdeen Standard
Investments

Shareholder Services
800 522 5465

FINANCIAL ADVISORS

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Investments

Advisor Services
800 485 2294

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IMPORTANT INFORMATION

Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

In the United States, Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Standard Life Aberdeen Plc. Aberdeen Capital Management, LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc.

Ref: US-260618-67553-2

JEQ-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1)of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2017 through November 30, 2017	0	None	0	1,337,769
December 1, 2017 through December 31, 2017	0	None	0	1,337,769
January 1, 2018 through January 31, 2018	0	None	0	1,337,769
February 1, 2018 through February 28, 2018	0	None	0	1,337,769
March 1, 2018 through March 31, 2018	0	None	0	1,337,769
April 1, 2018 through April 30, 2018	0	None	0	1,337,769
Total	0	None	0	—

(1) On December 12, 2014, the Board of Directors approved revisions to the Fund’s Discount Management Program, which continued the Fund’s open market repurchase program that went into effect May 2012, to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 3, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 3, 2018